                          SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         Confidential, for Use of the Commission
[X]  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             SOLOPOINT.COM, INC.

              (Name of Registrant as Specified In Its Charter)

                           _______________________

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                             SOLOPOINT.COM, INC.

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To be held on June 20, 2000

     TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of SoloPoint.com, Inc., a California corporation (the "Company"), will be held on Tuesday, June 20, 2000 at 2:00 p.m., local time, at the Company's offices located at 130-B Knowles Drive, Los Gatos, California 95032 for the following purposes:

     1. To elect four directors for a term of one year to expire at the Company's Annual Meeting of Shareholders in 2001;

     2. To approve amendments to the Company's 1993 Incentive Stock Plan (the "Incentive Plan"), to (i) increase the number of shares of Common Stock reserved for issuance under the Incentive Plan from 1,549,250 to 4,549,250 shares and (ii) increase the annual limit on the number of stock options the Company can grant to an individual employee under the Incentive Plan from 75,000 to 4,500,000 shares.

     3. To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ended December 31, 2000;

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     These items of business are more fully described in the Proxy Statement accompanying this notice.

     Only shareholders of record at the close of business on May 19, 2000 are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.

                                    By order of the Board of Directors

                                    /s/ Michael J. O'Donnell
                                    Michael J. O'Donnell
                                    Secretary

Los Gatos, California
May 20, 2000

--------------------------------------------------------------------------------
   IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE
        AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                              SOLOPOINT.COM, INC.

                            PROXY STATEMENT FOR 2000
                         ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of the Board of Directors of SoloPoint.com, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, June 20, 2000, at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices located at 130-B Knowles Dr., Los Gatos, California 95032. The Company's telephone number at that address is (408) 364-8850.

     These proxy solicitation materials were mailed on or about May 30, 2000 to all shareholders entitled to vote at the Annual Meeting. The Company's Board of Directors has unanimously approved the matters being submitted for shareholder approval at the Annual Meeting. A copy of the Company's Form 10-KSB filed with Securities and Exchange Commission on March 31, 2000 will be furnished by the Company to any shareholder upon written request to the Company. Request should be addressed to Thomas J. Muise, 130 B Knowles Drive, Los Gatos, California 95032.

Record Date; Outstanding Shares

     Shareholders of record at the close of business on May 19, 2000 (the 'Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 4,989,357 shares of Common Stock were issued and outstanding and held of record by approximately 212 shareholders.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

     Except as provided below with respect to cumulative voting, each share of Common Stock is entitled to one vote with respect to the matters set forth herein. Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate such shareholder's votes.

     The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's officers, directors and regular employees, without compensation, personally or by telephone or telecopy.

Deadline for Receipt of Shareholder Proposals

     Proposals which are intended to be presented by shareholders at the Company's next annual meeting of shareholders, which is proposed to be held in June 2001, must be received by the Company no later than February 1, 2001 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     As set by the Board of Directors pursuant to the Bylaws of the Company, the authorized number of directors is currently set as five. At the Annual Meeting, four nominees are to be elected. Director Charles Bass has chosen not to stand for re-election. Following the Annual Meeting, there will be one vacancy on the Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If a nomination is made to elect an individual to the vacant position on the Board of Directors, the proxy holders will propose a nominee to fill such position and vote all proxies received by them in accordance with cumulative voting to assure the election of as many of the Company's nominees as possible.

     The nominees, and certain information about them as of December 31, 1999, are set forth below.

                                                                                                              Director
               Name of Nominee                    Age                    Company Positions                      Since
-------------------------------------------       ---     --------------------------------------------       -----------
Arthur G. Chang                                   41      President and Chief Executive Officer and             1998
                                                          Director

Edward M. Esber, Jr. (1,2)                        47      Director, Chairman of the Board                       1995

Kenneth Tai                                       50      Director                                              1999

Murali Narayanan (2)                              46      Director                                              1999

-----------------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

     Arthur G. Chang has served as a Director of the Company since July 1998. Mr. Chang joined the Company as Chief Operating Officer and Vice President of Research and Development in February 1996. Since February 1998, Mr. Chang has served as the Company's President and Chief Executive Officer. From November 1993 to April 1995, Mr. Chang was Chairman, President, Chief Executive Officer and Director of CommVision Corporation, a wide area remote access company. From February 1988 to April 1993, Mr. Chang was co-founder and Senior Vice President of Product Development and Product Marketing for Parallan Computer, Inc. (now Meridian Data, Inc.), a company that made fault-tolerant superservers for PC networks. Mr. Chang holds a B.S. in electrical engineering from Northwestern University and a M.A. in electrical and computer science from the University of California at Berkeley.

     Edward M. Esber, Jr. has served as Chairman of the Board of the Company since February 1998. Mr. Esber served as the Company's President, Chief Executive Officer, and Director from October 1995 until February 1998 and served as the Company's Chief Financial Officer from May 1996 until July 1997. From May 1994 to June 1995, Mr. Esber was Chairman, Chief Executive Officer and President of Creative Insights, Inc., a computer toys company. From May 1993 to June 1994, Mr. Esber was President and Chief Operating Officer of Creative Labs, Inc., the US subsidiary of Creative Technology Ltd. From 1985 to 1990, Mr. Esber was Chairman, President, Chief Executive Officer and Director of Ashton-Tate, a database software company and maker of dBase. Mr. Esber has served as a Director of Quantum Corp. since 1988, Borealis Technology Corporation since 1996
and Integrated Circuit Systems Technology since 1997.   Mr. Esber holds a B.S.
in computer engineering from Case Western Reserve University, a M.A. in electrical engineering from Syracuse University and a M.B.A. in general management from Harvard Business School.

     Kenneth Tai has served as a Director of the Company since October 1999. For the past four years, Mr. Tai has been the Chairman of InveStar Capital, Inc., a venture capital firm with $180,000,000 in capital and more than seventy portfolio companies. Since April 1998, he served as the Chairman of DigiTimes Publication, Inc., a daily electronic newspaper reporting on technology issues in Taiwan. From March 1993 to December 1995, Mr. Tai served as the Vice-Chairman of UMAX USA, which makes computer peripherals. Mr. Tai was one of the co-founders of the Acer Group, and held various positions including Vice President of worldwide Sales and Marketing and President from 1990 to March 1993. Mr. Tai holds a B.S. degree in electrical engineering from the National Chiao Tung University in Taiwan and a M.B.A from Tamkang University in Taiwan.

     Murali Narayanan has served as a Director of the Company since January 1999. Mr. Narayanan is currently the Vice President, Program Management/Market Readiness/Advanced Applications, of Mtel Corp. From March 1994 to July 1995, Mr. Narayanan was Vice President of Business Development at AT&T Wireless Services Messaging Division. From August 1992 to March 1994 Mr. Narayanan was Director, Business Development at AT&T Consumer Products Division. From January 1986 to August 1992 Mr. Narayanan held various management positions with AT&T and AT&T Bell Laboratories. Mr. Narayanan has a M.B.A. from the Kellogg Graduate School of Business, Northwestern University, a M.S.E.E. degree from the University of Michigan, a B.S.E.E. degree from Indian Institute of Science and a B.S. degree from the University of Madras.

Board Meetings and Committees

     The Board of Directors held six meetings and took action by written consent three times during fiscal 1999. No director during the last fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held which such person was a director and (ii) the total number of meetings held by all committees on which such director served while a member of the Board of Directors.

     The Board of Directors has two standing committees: the Compensation Committee and the Audit Committee. The Board of Directors has no nominating committee or any other committee performing a similar function.

     Since July 1999, the Compensation Committee consisted of directors Edward
M. Esber, Jr. and Murali Narayanan. For the remainder of the year previous to this, the Compensation Committee consisted of directors Charlie Bass and Edward
M. Esber, Jr. The Compensation Committee establishes salaries and incentive compensation for employees of the Company other than executive officers, and makes recommendations to the Board of Directors with regard to salaries and incentive compensation for executive officers of the Company. The Compensation Committee held one meeting during fiscal 1999. Messrs. Esber and Narayanan each attended the committee meeting.

     Since July 1999, the Audit Committee consisted of directors Patrick Grady and Murali Narayanan. For the remainder of the year previous to this, the Audit Committee consisted of directors Charlie Bass and Murali Narayanan. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee held four meetings during fiscal 1999. Messrs. Bass and Narayanan each attended the first two committee meetings, and Messrs. Grady and Narayanan each attended the third and fourth committee meetings. Mr. Bass' service as a Director of the Company ended at the 1999 Annual Meeting of Shareholders. Mr. Grady's service as a Director of the Company ended when his resignation was accepted at the January 2000 Board of Directors meeting.

Compensation of Directors

     The Company's directors do not currently receive any cash compensation for service on the Board of Directors, but directors may be reimbursed for reasonable expenses incurred in connection with attendance at Board committee meetings.

     Directors Edward M. Esber Jr., Murali Narayanan, and Patrick Grady each received a grant of an option to purchase 25,000 shares of Common Stock of the Company in August 1999. Such options vest on a monthly basis over a four-year period from the date of grant.

Required Vote

     The four nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote will be elected as directors.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                    VOTE "FOR" THE ELECTION OF THE NOMINEES.

                                 PROPOSAL NO. 2
                     AMENDMENT OF 1993 INCENTIVE STOCK PLAN

General

     The Company's 1993 Incentive Stock Plan (the "Incentive Plan"), was originally adopted by the Board of Directors and approved by the shareholders in March 1993. The Incentive Plan provides for grants of incentive stock options, nonstatutory stock options, and stock purchase rights to employees (including employees who are officers) of the Company and its subsidiaries. The Incentive Plan also provides for grants of nonstatutory stock options and stock purchase rights to consultants. There are currently 1,549,250 shares of Common Stock reserved for issuance under the Incentive Plan. As of May 1, 2000, options to purchase 891,069 shares were outstanding under the Incentive Plan and 619,597 shares remained available for future grant. The Incentive Plan may be administered by the Board of Directors or by a committee appointed by the Board. The Incentive Plan is currently administered by the Board of Directors.

     The Incentive Plan currently provides that no employee may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 75,000 shares of Common Stock. This proposal requests approval to raise this annual limit to 4,500,000 shares of Common Stock.

     The shareholders are now being requested to consider and approve amendments to the Incentive Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder to a new total of 4,549,250 shares and (ii) raise the annual limit on individual employee stock option and stock purchase rights to a new limit of 4,500,000.

Summary of the Incentive Plan

     The essential features of the Incentive Plan are summarized below. This summary does not purport to be complete and is subject to, and qualified by reference to, all provisions of the Incentive Plan, a copy of which is available from the Company upon request.

     General. The purpose of the Incentive Plan is to attract and retain the best available personnel, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the Incentive Plan. Options granted under the Incentive Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory stock options.

     Administration. The Incentive Plan may generally be administered by the Board or a committee appointed by the Board. The administrators of the Incentive Plan are referred to herein as the "Administrator."

     Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the Incentive Plan to employees, consultants and directors of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, consultants and directors to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

     Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the Incentive Plan provides that no employee may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 75,000 shares of Common Stock. Notwithstanding this limit, however, in connection with an employee's initial employment, he or she may be granted options or stock purchase rights to purchase up to an additional 75,000 shares of Common Stock. This proposal would raise this limit to allow for grants of options or stock purchase rights of up to 4,500,000 of common stock. The limits imposed by section 162(m), however, will still apply to any future grants of options or stock purchase rights.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

     (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The exercise price of a nonstatutory stock option shall be determined by the Administrator. The fair market value of the Common Stock is generally determined with reference to the mean of the bid and asked prices of the Common Stock for the date of grant as reported by the Wall Street Journal or the Nasdaq National Market System.

     (b) Exercise of Option; Form of Consideration. The Administrator specifies in the option agreement when options become exercisable. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Incentive Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercise, any combination thereof, reduction of any liability to optionee, or any other legal form of consideration.

     (c) Term of Option. The term of option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five
(5) years from the date of grant. No option may be exercised after the expiration of its term.

     (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Incentive Plan expire on the earlier of (i) the date set forth in his or her notice of grant (which date in the case of an incentive stock option may not be more than three (3) months after the date of such termination, and in the case of a nonstatutory stock option, may not be more than six (6) months after the date of such termination), or (ii) the expiration date of such option. To the extent the option is exercisable at the time of the optionee's termination, the optionee may exercise all or part of his or her option at any time before it terminates.

     (e) Disability. If an optionee's employment or consulting relationship terminates as a result of disability, then all options held by such optionee under the Incentive Plan expire (i) 6 months from the date of such termination (or such longer period of time not exceeding 12 months as determined by the Administrator), but only to the extent that the optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the option as set forth in the notice of grant). The optionee (or the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

     (f) Death. In the event of an optionee's death: (i) during the optionee's employment or consulting relationship with the Company where the optionee has been in continuous status as an employee or consultant of the Company since the date of the grant of the option, the option may be exercised, at any time within 6 months of the date of death (but no later than the expiration date of such option) by the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the optionee's right to exercise the option would have accrued if he or she had remained an employee or consultant of the Company 6 months after the date of death; or (ii) within 30 days (or such other period of time not exceeding 3 months as determined by the Administrator) after the optionee's employment or consulting relationship with the Company terminates, the option may be exercised at anytime within 6 months (or such other period of time as determined by the Administrator) following the date of death (but in no event later than the expiration date of the option) by the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent of the optionee's right to exercise the option at the date of termination.

     (g) Nontransferability of Options: Options granted under the Incentive Plan are not transferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee.

     (h) Other Provisions: The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Incentive Plan as may be determined by the Administrator.

     Stock Purchase Rights. A stock purchase right gives the purchaser a period of no longer than 6 months from the date of grant to purchase Common Stock. The purchase price of Common Stock purchased pursuant to a stock purchase right is determined in the same manner as for nonstatutory stock options. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercisable during the optionee's lifetime only by the optionee.

     Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Incentive Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Incentive Plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may allow the optionees to exercise their options as to all the stock covered by such options fifteen
(15) days prior to the consummation of the liquidation or dissolution.

     In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right may be substituted by the successor corporation. If the successor corporation refuses to assume an option or stock purchase rights, or to substitute substantially equivalent options or rights, then the optionee shall fully vest in and have the right to exercise the option or stock purchase right as to all of the stock subject to such option or stock purchase right, including shares as to which it would not otherwise be vested or exercisable.

     Amendment and Termination of the Incentive Plan. The Board may amend, alter, suspend or terminate the Incentive Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Incentive Plan to the extent necessary to comply with
Section 162(m) of the Code and Section 422 of the Code, or any other applicable rule or statute. No such action by the Board or shareholders may alter or impair any option or stock purchase right previously granted under the Incentive Plan without the consent of the optionee.

Federal Income Tax Consequences
-------------------------------

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

     The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and the Company with respect to the grant and exercise of options and stock purchase rights under the Incentive Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Required Vote

     The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to approve and ratify the amendment to the Incentive Plan.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1993 INCENTIVE STOCK PLAN

                                 PROPOSAL NO. 3
                         CONFIRMATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP to audit the financial statements of the Company for the year ending December 31, 2000, and recommends that the shareholders confirm the selection. In the event of a negative vote, the Board will reconsider its selection.

     Ernst & Young LLP has audited the Company's financial statements since March 1993. Representatives of Ernst & Young LLP are expected to be present at the meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Required Vote

     The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to approve the selection of Ernst & Young LLP as the independent auditors of the Company.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
               VOTE "FOR" THE CONFIRMATION OF THE APPOINTMENT OF
        ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING
                               DECEMBER 31, 2000.

                  BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of May 1, 2000 by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and each of the other executive officers of the Company other than the Chief Executive Officer whose total salary and bonus for fiscal year 1999 exceeded $100,000 (together, the "Named Officers") and (iv) all executive officers and directors as a group.

                                                                                                       Percent
                   Five Percent Shareholders,                                                        Beneficially
              Directors and Executive Officers (1)                          Number                    Owned (2)
----------------------------------------------------------------         ------------             -----------------
InveStar Excelsus Venture Capital, Inc. (3,4)...................                   1,112,046                       22.3%
     12F, 333 Keelung Road, Section 1
     Room 1201
     Taipei, Taiwan R.O.C.
InveStar Dayspring Venture Capital, Inc. (3,4)..................                   1,112,046                       22.3%
     12F, 333 Keelung Road, Section 1
     Room 1201
     Taipei, Taiwan R.O.C.
InveStar Burgeon Venture Capital, Inc.(3,5).....................                     741,364                       14.9%
     12F, 333 Keelung Road, Section 1
     Room 1201
     Taipei, Taiwan R.O.C.
Forefront Venture Partners L.P. (3,6)...........................                     371,713                        7.5%
     1737 N. First Street
     Suite 650
     San Jose, CA  95112
Hui-Chuan Liu (7)...............................................                     400,459                        8.0%
     8th Floor, 9, Lane 311, Alley 43, Section 2
     Hoping East Road
     Taipei, Taiwan R.O.C.
Arthur G. Chang (8).............................................                     130,231                        2.6%
     c/o SoloPoint.com, Inc.
     130-B Knowles Dr.
     Los Gatos, CA 95032
Edward M. Esber, Jr. (9)........................................                      68,364                        1.4%
     c/o SoloPoint.com, Inc.
     130-B Knowles Dr.
     Los Gatos, CA 95032
Murali Narayanan (10)...........................................                      27,885  *
     Skytel
     200 South Lamar Street, 7th Floor
     Jackson, MS 39201
Kenneth Tai (11)................................................                           0  *
     1737 N. First Street
     Suite 650
     San Jose, CA  95112

Donald Nanneman (12)............................................                           0  *
     c/o SoloPoint.com, Inc.
     130-B Knowles Dr.
     Los Gatos, CA 95032
Ronald J. Tchorzewski (13)......................................                           0  *
     c/o SoloPoint.com, Inc.
     130-B Knowles Dr.
     Los Gatos, CA 95032
All directors and officers as a group (7 persons) (14)..........                     226,480                        4.5%

--------------
*    Less than 1%
(1) To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.
(2) Applicable percent ownership is based on 4,989,357 shares of Common Stock outstanding as of May 19, 2000.
(3) Company is a subsidiary of InveStar Capital, Inc. of which Kenneth Tai is Chairman.
(4) Includes 343,572 shares subject to warrants exercisable within 60 days from May 1, 2000.
(5) Includes 229,048 shares subject to warrants exercisable within 60 days from May 1, 2000.
(6) Includes 115,555 shares subject to warrants exercisable within 60 days from May 1, 2000.
(7) Includes 123,809 shares subject to warrants exercisable within 60 days from May 1, 2000.
(8) Includes 99,156 shares subject to options exercisable within 60 days from May 1, 2000. Includes 10,000 shares subject to repurchase options granted to the Company under an agreement. The agreement grants the Company an option to repurchase the 10,000 shares within 90 days following the termination of Mr. Chang's employment with the Company. Under the agreement, one-forty-eighth (approximately 208) of the shares were released on June 1, 1996, and an additional one-forty-eighth of the shares will be released on the first day of each month thereafter until all shares have been released. In the event of a Change of Control of the Company (as defined in the agreement), an additional number of shares equal to one-half of the number of shares that have not been released from the Company's repurchase option as of the closing of such Change in Control shall become immediately exercisable on the consummation of such Change in Control. Effective June 1, 2000, all of the shares pertaining to this agreement will be released.
(9) Includes 8,254 shares subject to warrants and 41,667 shares subject to options exercisable within 60 days from May 1, 2000.
(10) Includes 6,190 shares subject to warrants and 7,833 shares subject to options exercisable within 60 days from May 1, 2000.
(11) Mr. Tai is the Chairman of InveStar Capital, Inc., the parent company of InveStar Excelsus Venture Capital, Inc., InveStar Dayspring Venture Capital, Inc., InveStar Burgeon Venture Capital, Inc., and Forefront Venture Partners L.P., respectively.
(12) Mr. Nanneman resigned as Vice President of Marketing on March 15, 2000 and therefore has no beneficial ownership in the Company's Common Stock as of May 1, 2000.
(13) Mr. Tchorzewski resigned as Chief Financial Officer on December 1, 1999 and therefore has no beneficial ownership in the Company's Common Stock as of May 1, 2000.
(14) Includes 14,444 shares subject to warrants and 148,656 shares subject to options exercisable within 60 days from May 1, 2000.

                             EXECUTIVE COMPENSATION

Executive Officers

     The executive officers of the Company and certain information about them as of December 31, 1999 are listed below:

                    Name                          Age                           Company Positions
-------------------------------------------      -----    -------------------------------------------------------
Edward M. Esber, Jr.                               47      Chairman of the Board of Directors

Arthur G. Chang                                    41      President and Chief Executive Officer

Ronald J. Tchorzewski (1)                          49      Chief Financial Officer

Donald Nanneman (2)                                45      Vice President of Marketing

-------------
(1) Mr. Tchorzewski resigned as Chief Financial Officer of the Company on December 1, 1999. Thomas J. Muise was elected to the position of Chief Financial Officer on January 11, 2000.
(2)  Mr. Nanneman resigned as Vice President of Marketing on March 15, 2000.

  Messrs. Esber's and Chang's backgrounds are summarized under "Proposal No. 1 - Election of Directors" above.

     Ronald J. Tchorzewski joined the Company in October 1996 as Vice President of Finance as was elected Chief Financial Officer in July 1997. From July 1996 to October 1996, Mr. Tchorzewski was an independent consultant. From September 1993 to July 1996, Mr. Tchorzewski served as Chief Financial Officer of ULTRADATA Corporation. From July 1987 to September 1993, Mr. Tchorzewski held various positions with Cadence Design Systems, Inc., most recently as Vice President and Corporate Controller. Mr. Tchorzewski holds a B.S. in accounting from Seton Hall University and a M.B.A. in finance from Seton Hall University.

     Donald Nanneman joined the Company in January 1997 as Vice President of Marketing. From March 1992 to December 1996, Mr. Nanneman was Group Marketing Manager of Octel Communications. Prior to joining Octel, Mr. Nanneman was Vice President of Sales and Marketing for MediaWorks, a workgroup software publisher. Prior to Media Works, Mr. Nanneman held marketing management positions with Apple Computer, Britton Lee and other technology companies.

Compensation Tables

     Summary Compensation Table.  The following table sets forth the
     --------------------------
compensation paid by the Company to the Chief Executive Officer and each of the other executive officers of the Company whose total salary and bonus for fiscal year 1999 exceeded $100,000 (collectively the "Named Officers"). All stock numbers in the table reflect the Company's 1998 one-for-four reverse stock split.

                                                                                          Long-Term Compensation
                                                                 Annual Compensation     ------------------------
                                                              ------------------------    Securities Underlying        All Other
          Name of Principal Position            Fiscal Year     Salary         Bonus            Options #          Compensation (1)

--------------------------------------------    -----------   -----------    ---------   ------------------------ -----------------
Edward M. Esber, Jr.                               1997         $180,000       $72,000(2)          $18,750(3)           $5,299
 Chairman of the Board                             1998           68,288(4)          -              41,250(5)            7,014
                                                   1999                -             -              85,000(6)                -

Arthur G. Chang,                                   1997          156,000        18,000(7)           18,750(8)            4,764
 Chief Operating Officer                           1998          166,000             -              65,125(9)            6,225
                                                   1999          180,000        66,102(10)         245,000(11)           1,957

Ronald J. Tchorzewski                              1997          130,000             -              13,750(12)           5,254
 Chief Financial Officer                           1998          130,000             -                   -               6,225
                                                   1999           68,250(13)         -              12,500(14)           7,848

Donald Nanneman                                    1997          130,000             -              22,500(16)           5,299
 Vice President of Marketing (15)                  1998          140,000             -               7,000(17)           4,092
                                                   1999          148,000             -              24,000(18)           7,183

------------
(1)  Consists of life and health insurance premiums paid by the Company.
(2) Represents bonus earned by the Named Officer based upon his performance in the year noted.
(3) Pursuant to the Company's 1993 Incentive Stock Plan, an option to purchase 18,750 shares of Common Stock at a price of $3.50 per share was granted to Mr. Esber in December 1997. Such option vests on a monthly basis over a four-year period commencing July 1, 1997. As of December 31, 1999, such option was vested with respect to 11,328 shares of Common Stock.
(4) Mr. Esber resigned as President and Chief Executive Officer effective February 4, 1998 and became Chairman of the Board of the Company as of such date. In connection with this transition, Mr. Esber received half of his monthly salary from March 1998 through July 1998, and received no salary after July 1998.
(5) Pursuant to the Company's 1993 Incentive Stock Plan, options were granted to Mr. Esber as follows: (a) 11,250 shares at a price of $3.50 per share on January 5, 1998, vesting on a monthly basis over a four-year period commencing June 1, 1997; and (b) 30,000 shares at a price of $1.25 per share on June 16, 1998, vesting on a monthly basis over a four-year period commencing on March 1, 1998. As of December 31, 1999 such options were vested as to (a) 6,797 shares and (b) 13,125 shares, respectively.
(6) Pursuant to the Company's 1993 Incentive Stock Plan, an option to purchase 25,000 shares of Common Stock at a price of $0.8125 per share was granted to Mr. Esber in August 1999. Such option vests on a monthly basis over a four-year period commencing August 31, 1999. As of December 31, 1999, such option was vested with respect to 1,563 shares of Common Stock.
(7) Represents bonus earned by the Named Officer based upon his performance in the year noted but paid in the subsequent year.
(8) Pursuant to the Company's 1993 Incentive Stock Plan, an option to purchase 18,750 shares of Common Stock at a price of $3.50 per share was granted to Mr. Chang in December 1997. Such option vests on a monthly basis over a four-year period commencing July 1, 1997. As of December 31, 1999, such option was vested with respect to 11,328 shares of Common Stock.
(9) Pursuant to the Company's 1993 Incentive Stock Plan, options were granted to Mr. Chang as follows: (a) 1,375 shares at a price of $3.50 per share on January 5, 1998, vesting on a monthly basis over a four-year period commencing June 1, 1997; (b) 38,750 shares at a price of $1.25 per share on June 16, 1998, vesting on a monthly basis over a four-year period commencing on March 1, 1998; and (c) 25,000 shares at a price of $0.2188 per share on October 22, 1998, vesting over a four-year period commencing October 22, 1998. As of December 31, 1999 such options were vested as to (a) 831 shares, (b) 16,953 shares and (c) 7,292 shares, respectively.

(10) Represents bonus earned by the Named Officer based upon his performance in the year noted but credited against the Named Officer's indebtedness to the Company. See "Certain Relationships and Related Transactions."
(11) Pursuant to the Company's 1993 Incentive Stock Plan, an option to purchase 245,000 shares of Common Stock at a price of $1.0625 per share was granted to Mr. Chang in August 1999. Such option vests on a monthly basis over a four-year period commencing August 2, 1999. As of December 31, 1999, such option was vested with respect to 20,417 shares of Common Stock.
(12) Consists of options to purchase 5,625 shares of Common Stock as original grants pursuant to the Company's 1993 Incentive Stock Plan and options to purchase 16,250 shares of Common Stock as regrants of canceled stock options pursuant to the Company's stock option exchange program. An option to purchase 1,875 shares of Common Stock was originally granted to Mr. Tchorzewski at a price of $8.50 per share in July 1997 and was subsequently canceled and regranted at a price of $3.50 per share in December 1997. Such option vests at the rate of 1/4th of the shares on the first anniversary of the original grant date and vests on a monthly basis over the subsequent three years. An option to purchase 5,625 shares of Common Stock was granted to Mr. Tchorzewski at a price of $3.50 per share in December 1997. Such option vests on a monthly basis over a four-year period commencing July 1, 1997. As of December 31, 1999, both such options were vested with respect to an aggregate 9,088 shares of Common Stock.
(13) During 1999, Mr. Tchorzewski served as Chief Financial Officer on a part-time basis.
(14) Pursuant to the Company's 1993 Incentive Stock Plan, an option to purchase 12,500 shares of Common Stock at a price of $1.0625 per share was granted to Mr. Tchorzewski in August 1999. Such option vests on a monthly basis over a four-year period commencing August 2, 1999. As of December 31, 1999, such option was vested with respect to 1,042 shares of Common Stock.
(15) Mr. Nanneman joined the Company in January 1997.
(16) Consists of options to purchase 13,750 shares of Common Stock as original grants pursuant to the Company's 1993 Incentive Stock Plan and options to purchase 8,750 shares of Common Stock as regrants of canceled stock options pursuant to the Company's stock option exchange program. An option to purchase 8,750 shares of Common Stock was originally granted to Mr. Nanneman at a price of $7.00 per share in January 1997 and was subsequently canceled and regranted at a price of $3.50 per share in December 1997.
     Such option vests at the rate of 1/4th of the shares on the first anniversary of the original grant date and vests on a monthly basis over the subsequent three years. An option to purchase 5,000 shares of Common Stock was granted to Mr. Nanneman at a price of $3.50 per share in December 1997. Such option vests on a monthly basis over a four-year period commencing July 1, 1997. As of December 31, 1999, both such options were vested with respect to an aggregate 9,401 shares of Common Stock.
(17) Pursuant to the Company's 1993 Incentive Stock Plan, an option to purchase 7,000 shares of Common Stock at a price of $1.25 per share was granted to Mr. Nannemen in June 1998. Such option vests on a monthly basis over a four-year period commencing March 1, 1998. As of December 31, 1999, such option was vested with respect to 3,063 shares of Common Stock.
(18) Pursuant to the Company's 1993 Incentive Stock Plan, an option to purchase 24,000 shares of Common Stock at a price of $1.0625 per share was granted to Mr. Nannemen in August 1999. Such option vests on a monthly basis over a four-year period commencing August 2, 1999. As of December 31, 1999, such option was vested with respect to 2,000 shares of Common Stock.

     Employment Contracts. In February 1996, the Company entered into an at-will employment agreement with Arthur G. Chang, the former Chief Operating Officer and current President and Chief Executive Officer of the Company. Pursuant to such agreement, Mr. Chang received an annual salary of $85,000. In 1996, Mr. Chang's annual salary was increased (i) to $132,000, (ii) to $156,000 for 1997 (iii) to $166,000 for 1998 and (iiii) to $180,000 for 1999. See
"Certain Relationships and Related Transactions."

     In October 1996, the Company entered into an at-will employment agreement with Ronald J. Tchorzewski, the Chief Financial Officer of the Company. Pursuant to such agreement, Mr. Tchorzewski received a part-time salary of $68,250 in 1999.

     In January 1997, the Company entered into an at-will employment agreement with Donald Nanneman, the Vice President of the Company. Pursuant to such agreement, Mr. Nanneman originally received an annual salary of $130,000. Mr. Nanneman's salary was increased to $148,000 in 1999.

     The Company currently has no other compensatory plan or arrangement with any of the Named Officers where the amounts to be paid exceed $100,000 and which are activated upon resignation, termination or retirement of any such executive officer upon a change in control of the Company.

Stock Option Information

     Option Grants in Last Fiscal Year.  The following table sets forth certain
     ---------------------------------
information concerning grants of stock options to each of the Named Officers during the fiscal year ended December 31, 1999.



                       Option Grants in Last Fiscal Year

                                                              Number of          % of Total
                                                              Securities      Options Granted
                                                              Underlying      to Employees in     Exercise Price
                          Name                            Options Granted(1)    Fiscal Year        Per Share       Expiration Date
---------------------------------------------------       ------------------  ----------------   ---------------   --------------
Edward M. Esber, Jr.,                                              25,000(2)              4.7%          $0.8125          8/31/09
 Chairman of the Board of Directors
Arthur G. Chang,                                                  245,000(3)             45.8%          $1.0625           8/2/09
 President and Chief Executive Officer
Ronald J. Tchorzewski,                                             12,500(4)              2.3%          $1.0625           8/2/09
 Chief Financial Officer
Donald Nanneman,                                                   24,000(5)              4.5%          $1.0625           8/2/09
 Vice President of Marketing

-------------
(1) The options referenced in the foregoing table are intended to be incentive stock options to the extent permitted by applicable law. The Company's 1993 Amended Incentive Stock Plan (the "Incentive Plan") also provides for the grant of non-qualified stock options. Incentive stock options may be granted under the Incentive Plan at an exercise price no less than fair market value on the date of grant. For so long as the Company's Common Stock is listed on the Nasdaq National Market, the fair market value is the closing sale price for the Common Stock. Non-qualified options may be granted at an exercise price of no less than 85% of fair market value on the date of grant. Options generally become exercisable as to 25% of the shares subject to the option one year after the date of grant, and as to the remainder in equal monthly installments over the succeeding 36 months. Options generally terminate on the earlier of thirty days after termination of the optionee's employment by or services to the Company, or ten years after grant.
(2) An option to purchase 25,000 shares of Common Stock was granted to Mr. Esber at a price of $0.8125 per share in August 1999. Such option vests on a monthly basis over a four-year period commencing August 31, 1999. As of December 31, 1999, such option was vested with respect to an aggregate 1,563 shares of Common Stock.
(3) An option to purchase 245,000 shares of Common Stock at a price of $1.0625 per share was granted to Mr. Chang in August 1999. Such option vests on a monthly basis over a four-year period commencing August 2, 1999. As of December 31, 1999, such option was vested with respect to 20,417 shares of Common Stock.
(4) An option to purchase 12,500 shares of Common Stock at a price of $1.0625 per share was granted to Mr. Tchorzewski in August 1999. Such option vests on a monthly basis over a four-year period commencing August 2, 1999. As of December 31, 1999, such option was vested with respect to 1,042 shares of Common Stock.
(5) An option to purchase 24,000 shares of Common Stock at a price of $1.0625 per share was granted to Mr. Nannemen in August 1999. Such option vests on a monthly basis over a four-year period commencing August 2, 1999. As of December 31, 1999, such option was vested with respect to 2,000 shares of Common Stock.

  Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values.
  -------------------------------------------------------------------------
The following table sets forth certain information concerning the number of options exercised by the Named Officers during the fiscal year ended December 31, 1999, and the number of shares covered by both exercisable and unexercisable stock options held by the Named Officers as of December 31, 1999. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding options and the fair market value of the Company's Common Stock as of December 31, 1999 ($0.375 per share).

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                                    Number of Securities        Value of Unexercised
                                                                   Underlying Unexercised       In-the-Money Options
                                                                         Options at             at December 31, 1999
                                    Shares                           December 31, 1999
                                  Acquired on                    --------------------------  --------------------------
             Name                  Exercise      Value Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
------------------------------    ------------   --------------  -----------  -------------  -----------  -------------
Edward M. Esber, Jr.                          0              $0       32,813         52,187       $    0         $    0

Arthur G. Chang                               0               0       56,821        272,054        1,139          2,766

Ronald J. Tchorzewski                         0               0       10,131         16,119            0              0

Donald Nanneman                               0               0       14,464         30,286            0              0

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In February 1996, Arthur G. Chang, the then Chief Operating Officer of the Company, and the Company, entered into a Restricted Stock Purchase Agreement pursuant to which Mr. Chang bought 18,750 shares of the Company's Common Stock, at a price of $2.00 per share, pursuant to the Incentive Plan. These shares are subject to repurchase by the Company, at the original $2.00 purchase price per share, upon Mr. Chang's cessation of service prior to vesting in those shares. In conjunction with the share purchase, the Company loaned $37,500 to Mr. Chang pursuant to a promissory note secured by the 18,750 shares of restricted Common Stock purchased by Mr. Chang. In addition, Mr. Chang serves pursuant to an employment arrangement at a current annual salary of $180,000. In December 1998 the Company and Mr. Chang amended the due date for the borrowed funds to December 31, 2000.

     In April 1996, the Board of Directors approved the sale of 10,000 shares of the Company's Common Stock at a price of $2.00 per share to Mr. Chang pursuant to a Restricted Stock Purchase Agreement. In May 1996, Mr. Chang executed the Restricted Stock Purchase Agreement pursuant to which the shares are subject to repurchase by the Company, at the original $2.00 purchase price per share, upon Mr. Chang's cessation of service prior to vesting in those shares. In conjunction with the share purchase, the Company loaned $20,000 to Mr. Chang pursuant to a promissory note secured by the 10,000 shares of restricted Common Stock purchased by Mr. Chang. In December 1998 the Company and Mr. Chang amended the due date for the borrowed funds to December 31, 2000.

     In September 1999, Mr. Chang elected with Board of Directors approval, to have the Company forgive $57,500 of his indebtedness to the Company incurred to purchase stock, in lieu of a cash bonus for his performance in 1999.

     In March 2000, Mr. Chang secured a new promissory note in the amount of $25,000.

     Unless otherwise indicated, transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated parties. In the future, the Company will continue to seek the most favorable terms available from both affiliates and nonaffiliates.

                    RECENT SALES OF UNREGISTERED SECURITIES

     In September 1999, a total of 2,904,829 shares of Common Stock were issued to accredited investors at a price of $1.0844 per share for a total value of $3,150,000. In connection with the financing, the Company also issued warrants exercisable for a total of 1,300,000 shares of Common Stock. The Company relied upon Section 4(2) as the exemption from the registration requirements of the Securities Act of 1933, as amended. No underwriters were used and no commission was paid.

                               LEGAL PROCEEDINGS

     The Company is not a party to any legal proceeding.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

         This Proxy is solicited on behalf of the Board of Directors

                             SOLOPOINT.COM, INC.
                     2000 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JUNE 20, 2000

     The undersigned shareholder of SOLOPOINT, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 20, 2000 and hereby appoints Arthur G. Chang, and Thomas J. Muise, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the under-signed at the 2000 Annual Meeting of Shareholders of SOLOPOINT.COM, INC. to be held on June 20, 2000 at 2:00 p.m. local time, at 130-B Knowles, Los Gatos, California 95032 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

     1.   ELECTION OF DIRECTORS:

     Nominees: Arthur G. Chang, Edward M. Esber, Jr., Murali Narayanan, and Kenneth Tai.

     [_]  FOR all nominees listed above      [_]  WITHHOLD for all nominees
          (except as indicated below)             listed above

     [_]  WITHHOLD authority to vote for the following: ______________________

     2. PROPOSAL TO APPROVE AMENDMENTS TO THE COMPANY'S 1993 INCENTIVE STOCK PLAN (THE "INCENTIVE PLAN") TO (i) INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE INCENTIVE PLAN FROM 1,549,250 TO 4,549,250 SHARES AND (ii) INCREASE THE ANNUAL LIMIT ON THE NUMBER OF STOCK OPTIONS AND STOCK PURCHASE RIGHTS THE COMPANY CAN GRANT TO AN INDIVIDUAL EMPLOYEE UNDER THE INCENTIVE PLAN FROM 75,000 TO 4,500,000
          SHARES:

          [_]  FOR              [_]  AGAINST               [_]  ABSTAIN

     3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL PERIOD ENDING DECEMBER 31, 2000:

          [_]  FOR              [_]  AGAINST               [_]  ABSTAIN

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENTS TO THE 1993 INCENTIVE STOCK PLAN TO (i) INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE AND (ii) INCREASE THE ANNUAL LIMIT ON THE NUMBER OF OPTIONS THAT CAN BE GRANTED TO AN INDIVIDUAL EMPLOYEE, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

   Dated: __________________, 2000  _________________________________________
                                    Signature of Shareholder

                                    _________________________________________
                                    (please print name)

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his, her, or their name appears on the stock certificate(s), and returned promptly in the enclosed envelope. A corporation is requested to sign its name by its authorized officer, with the office held designated. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)